ROULSTON FUNDS

                          Roulston Emerging Growth Fund

                       Roulston International Equity Fund

                              Roulston Growth Fund

                         Roulston Growth and Income Fund

                       Roulston Government Securities Fund

                   Prospectus Supplement dated April 18, 2001

                        To Prospectus dated March 1, 2001

         The capitalized terms used in this Supplement have the meanings assigned to them in the Prospectus.

         The following sentence is added at the end of the first paragraph under the heading "PRINCIPAL STRATEGY" on page 4 of the Prospectus: "The Fund also invests in common stocks of "small cap" growth companies, regardless of their venture capital financing history. Small cap companies are considered by Roulston to be those that, at the time of investment, have market capitalizations similar to companies in the Russell 2000(R) Index.1"

         The  following  is added as the fourth  bullet  point under  "PRINCIPAL
RISKS" on page 4 of the Prospectus: o securities of smaller companies may involve greater risk than investments in larger, more established companies, including the risks that the stocks of such companies are usually more volatile in price and less liquid.

     Effective April 18, 2001, the portfolio managers for the Emerging Growth Fund, as disclosed on pages 5 and 19 of the Prospectus, are John A. Karnuta and Robert P. Goodman.

     Effective April 18, 2001, the portfolio managers for the International Equity Fund, as disclosed on pages 7 and 19 of the Prospectus, are Robert P. Goodman and John M. Silvis.

         Effective April 18, 2001, the portfolio managers for the Growth Fund and Growth and Income Fund, as disclosed on pages 9, 11 and 19 of the Prospectus, are John A. Karnuta and Keith A. Vargo.

     Effective April 18, 2001, the portfolio managers for the Government Securities Fund, as disclosed on pages 13 and 19 of the Prospectus, are Robert
P. Goodman and Randy S. Schneider.

         The disclosure under the heading "PORTFOLIO MANAGERS" on page 19 of the Prospectus relating to Howard W. Harpster is hereby deleted.

         The  following  disclosure  is  added  at  the  end of  page  19 of the
Prospectus:

         John M. Silvis

Mr. Silvis joined Roulston as Manager of Portfolio Operations in 2000. Prior to joining Roulston, he held the position of Portfolio Manager with National City Corporation since 1997, and from 1994 to 1997, Mr. Silvis worked in Trust Operations with Mellon Bank. Mr. Silvis holds an MBA from Baldwin-Wallace University and a Bachelors degree from The Pennsylvania State University.

         Randy S. Schneider

Mr. Schneider joined Roulston as Vice President and as an Investment Officer in 1999. Prior to joining Roulston and since 1997, Mr. Schneider worked for Prudential Funding Corporation as a Money Market Risk Manager, responsible for managing its $12 Billion commercial paper portfolio. Prior thereto, and since 1994, he traded government and agency securities for First Union Bank, Banc One Investment Advisors, and NatCity Investments. He earned a Bachelor's degree from St. Michael's College in Vermont.

         The disclosure under the heading "Prior Performance" on page 20 of the Prospectus is hereby deleted.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

                       THE PROSPECTUS FOR FUTURE REFERENCE

         1 The Russell 2000(R) Index is a registered service mark of The Frank Russell Company, which does not sponsor and is in no way affiliated with the Fund.